BLACKROCK GLOBAL GROWTH FUND, INC.
(the “Fund”)

Supplement dated May 1, 2010 to the
Statement of Additional Information, dated December 29, 2009

Effective May 1, 2010, the following change is made to the Statement of Additional Information of the Fund.

Under Part I; Information About BlackRock Global Growth Fund, Inc., in the section entitled “Investment Objectives and Policies,” the list of the types of investments and investment strategies that the Fund may use is hereby amended to include Master Limited Partnerships.

Shareholders should retain this Supplement for future reference.